Exhibit 10.2

                  Supplemental Agreement No. 11
                               to
                   Purchase Agreement No. 1670
                             between
                       THE BOEING COMPANY
                               and
                     UNITED AIR LINES, INC.

            Relating to Boeing Model 747-422 Aircraft

       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 11th day of April 1997, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation (hereinafter called Buyer);

                      W I T N E S S E T H:
                      -------------------

       WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as "The Aircraft", or the "Firm Aircraft", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;
       WHEREAS, Buyer wishes to purchase three (3) 747-422 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

1. The following Letter Agreement is executed contemporaneously with this Supplemental Agreement and is attached hereto.

       Agreement No.            Subject
       ------------             -------

       6-1162-DLJ-891R5         [*CONFIDENTIAL MATERIAL OMITTED
                                AND FILED SEPARATELY WITH THE SECURITIES
                                AND EXCHANGE COMMISSION PURSUANT TO A
                                REQUEST FOR CONFIDENTIAL TREATMENT]

2. Article 2, entitled Delivery of Aircraft; Title and Risk of Loss, paragraph 2.1 is hereby deleted in its entirety and replaced with the new paragraph 2.1 contained in Attachment 1 hereto, which adds [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Article 5, entitled Payment, paragraph 5.1, entitled Advance Payment Base Price, is hereby deleted and replaced with the new paragraph 5.1 contained in Attachment 2 hereto, which includes the Advance Payment Base Prices for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. The following "Months to be Utilized in Determining the Value of H & W" are hereby added to the table on page 3 of Exhibit D-1, entitled Price Adjustment due to Economic
Fluctuations.

              Month of Scheduled
              Aircraft Delivery as Set           Months to be Utilized
              Forth in Article 2.1 of            Determining the Value
              the Agreement                      of H&W
              ------------------------           ---------------------

              [*CONFIDENTIAL MATERIAL            [*CONFIDENTIAL MATERIAL
              OMITTED AND FILED                  OMITTED AND FILED
              SEPARATELY WITH THE                SEPARATELY WITH THE
              SECURITIES AND EXCHANGE            SECURITIES AND EXCHANGE
              COMMISSION PURSUANT TO             COMMISSION PURSUANT TO
              A REQUEST FOR CONFIDENTIAL         A REQUEST FOR CONFIDENTIAL
              TREATMENT]                         TREATMENT]

5. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-886.

6. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.



THE BOEING COMPANY                        UNITED AIR LINES, INC.

By:  /s/ M. D. Hurt                       By:  Douglas A. Hacker
     --------------                            -----------------
Its:  Attorney In Fact                    Its:  Senior Vice President and
      ----------------                          Chief Financial Officer
                                                -----------------------
P.A. No. 1670                   SA 9-2
K/UAL/CONT/SA11-1670.doc

Attachment 1 to
Supplemental Agreement No. 11

ARTICLE 2.         Delivery of Aircraft; Title and Risk of Loss.
                   --------------------------------------------

      2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during or, if mutually agreed, before the months set forth in the following schedule:


                               Quantity of
Month and Year of Delivery      Aircraft               Status
                                                  (as of S.A. No. 119)

August  1992                    One (1)                Delivered
October 1992                    One (1)                Delivered
December 1992                   One (1)                Delivered

April 1993                      Two (2)                Delivered
June 1993                       One (1)                Delivered
August 1993                     One (1)                Delivered

June 1994*                      One (1)                S.A. #5 Delivered
July 1994*                      One (1)                S.A. #5 Delivered

May 1996*                       One (1)                Firm S.A. #6
June 1996*                      One (1)                Firm S.A. #6
June 1996*                      One (1)                Reconfirmation Aircraft
                                                       {Buyer Passed}
August 1996                     One (1)                Reconfirmation Aircraft
                                                       {Buyer Passed}

April 1997                      One (1)                S.A. #6 Reconfirmation
                                                       Aircraft {Buyer Passed}
May 1997                        One (1)                S.A. #6 Reconfirmation
                                                       Aircraft {Buyer Passed}
May 1997*                       One (1)                Firm S.A. #8
[*CONFIDENTIAL MATERIAL         [CONFIDENTIAL          [CONFIDENTIAL MATERIAL
OMITTED AND FILED               MATERIAL OMITTED       OMITTED AND FILED
SEPARATELY WITH THE             AND FILED SEPARATELY   SEPARATELY WITH THE
SECURITIES AND EXCHANGE         WITH THE SECURITIES    SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO          AND EXCHANGE           COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL      COMMISSION PURSUANT    A REQUEST FOR
TREATMENT]                      TO A REQUEST           CONFIDENTIAL TREATMENT]
                                FOR CONFIDENTIAL
                                TREATMENT]

P.A. No. 1670                      1-1
K/UAL/CONT/SA11-1670.DOC

Attachment 1 to
Supplemental Agreement No. 11



                               Quantity of             Status
Month and Year of Delivery      Aircraft          (as of S.A. No. 11)

[*CONFIDENTIAL MATERIAL         [*CONFIDENTIAL         [*CONFIDENTIAL MATERIAL
OMITTED AND FILED               MATERIAL OMITTED       OMITTED AND FILED
SEPARATELY WITH THE             AND FILED SEPARATELY   SEPARATELY WITH THE
SECURITIES AND EXCHANGE         WITH THE SECURITIES    SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO          AND EXCHANGE           COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL      COMMISSION PURSUANT    A REQUEST FOR
TREATMENT]                      TO A REQUEST           CONFIDENTIAL TREATMENT]
                                FOR CONFIDENTIAL
                                TREATMENT]

Total                           39



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.

P.A. No. 1670                      1-2
K/UAL/CONT/SA11-1670.DOC

Attachment 2 to
Supplemental Agreement No. 11

ARTICLE 5.    Payment.
              -------
   5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

   Month and Year of             Advance Payment Base
   Scheduled Delivery            Price per Aircraft
   ------------------            ------------------
     August 1992                 [*CONFIDENTIAL
     October 1992                MATERIAL
     December 1992               OMITTED AND

     April 1993                  FILED
     August 1993                 SEPARATELY
     November 1993               WITH THE

     June 1994*                  SECURITIES AND
     July 1994*                  EXCHANGE

     May 1996*                   COMMISSION
     June 1996*                  PURSUANT
     June 1996                   TO A
     August 1996                 REQUEST FOR

     April 1997                  CONFIDENTIAL

     May 1997*                   TREATMENT]

[*CONFIDENTIAL MATERIAL          [*CONFIDENTIAL MATERIAL
OMITTED AND FILED                OMITTED  AND FILED
SEPARATELY WITH                  SEPARATELY WITH
THE SECURITIES                   THE SECURITIES
AND EXCHANGE                     AND EXCHANGE
COMMISSION                       COMMISSION
PURSUANT TO A                    PURSUANT TO A
REQUEST FOR                      REQUEST FOR
CONFIDENTIAL                     CONFIDENTIAL
TREATMENT]                       TREATMENT]

P.A. No. 1670                      2-1
K/UALCONT/SA11-1670.DOC

Attachment 2 to
Supplemental Agreement No. 11


[*CONFIDENTIAL MATERIAL          [*CONFIDENTIAL MATERIAL
OMITTED AND FILED                OMITTED  AND FILED
SEPARATELY WITH                  SEPARATELY WITH
THE SECURITIES                   THE SECURITIES
AND EXCHANGE                     AND EXCHANGE
COMMISSION                       COMMISSION
PURSUANT TO A                    PURSUANT TO A
REQUEST FOR                      REQUEST FOR
CONFIDENTIAL                     CONFIDENTIAL
TREATMENT]                       TREATMENT]



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base prices of each Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

P.A. No. 1670                      2-2
K/UALCONT/SA11-1670.DOC

Supplemental Agreement No. 11


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1670                      2-1
K/UALCONT/SA11-1670.DOC